UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2004

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3033 Science Park Drive

San Diego, California  92121-1199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 552-9500

Item 7.             Financial Statements and Exhibits.

99.1	Press release issued August 4, 2004 regarding financial results.

Item 12.           Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TITAN CORPORATION

Dated: August 4, 2004	By:	/s/ MARK W. SOPP
Mark W. Sopp
Senior Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1	Press Release issued by the Company on August 4, 2004.